Exhibit 99.5

RESCISSION CERTIFICATE
Certificate No.:
Name of Registered Holder_______________________________
Address of Registered Holder           _______________________________
_______________________________
_______________________________
______________ Subscription Rights
$________________________ Subscription Price Tendered

TERMS AND CONDITIONS OF THE RIGHT TO RESCIND ARE SET FORTH
IN THE COMPANY’S RESCISSION RIGHTS LETTER, DATED JULY 30, 2008 (“Letter”),
AND ARE INCORPORATED HEREIN BY REFERENCE.
COPIES OF THE LETTER ARE AVAILABLE UPON REQUEST FROM
WUNDERLICH SECURITIES, INC., THE SUBSCRIPTION AGENT

HANCOCK FABRICS, INC.
A Delaware Corporation
RESCISSION CERTIFICATE
Evidencing rescission of subscription relating to the number of Subscription Rights stated above, each right representing the right to purchase one $1,000 principal amount of floating rate secured note (“Note”) and a warrant
(“Warrant”) to purchase 400 shares of common stock.
VOID IF NOT EXERCISED BEFORE 5:00 P.M., EASTERN TIME ON
AUGUST 29, 2008.

THIS CERTIFIES THAT the registered owner whose name is inscribed herein is the subscriber pursuant to the number of Subscription Rights set forth above, each of which entitles the owner to subscribe for and purchase one Note and one Warrant of Hancock Fabrics, Inc., a Delaware corporation, on the terms and subject to the conditions set forth in the Prospectus and the instructions relating hereto, and the owner of any such Notes and Warrants issuable or issued pursuant thereto. The rescission rights represented by this Rescission Certificate may be exercised by completing Section 1 hereof. Special payment instructions may be specified by completing Section 2 hereof.

Dated: July 30, 2008

/s/ Jane F. Aggers	/s/ Robert W. Driskell
Jane F. Aggers	Robert W. Driskell
President	Secretary

SECTION 1. RESCISSION OF SUBSCRIPTION
The undersigned irrevocably rescinds the undersigned’s prior subscription for Notes and Warrants as indicated below on the terms and subject to the conditions specified in the Letter, the receipt of which is hereby acknowledged.
(a)	Number of Subscription Rights previously subscribed: _____________________

(b)	Total Subscription Price previously tendered to the Subscription Agent (total number of Subscription Rights subscribed for multiplied by the Subscription Price of $1,000): $_____________

SECTION 2. SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS FOR PAYMENT TO RESCINDING SUBSCRIBER: Unless instructed otherwise, Subscription Agent will return the Subscription Price to the subscriber (without interest or deduction, except for interest from the date of issuance of the Notes until the date of repayment) by check in the name of subscriber and addressed to the subscriber at the address of subscriber, all as set forth on subscriber’s original Subscription Certificate.
(a) To be completed ONLY if payment is to be made to a name other than that of the registered holder. See the Instructions. DO NOT FORGET TO COMPLETE THE GUARANTEE OF SIGNATURE(S) SECTION BELOW.

Name in which to be paid:	Soc. Sec. #/Tax ID #:
_______________________________________________	___________________________________________________
Address:

(b) To be completed ONLY if payment is to be sent to the subscriber at an address other than that shown above. See the Instructions. DO NOT FORGET TO COMPLETE THE GUARANTEE OF SIGNATURE(S) SECTION BELOW

Name:	Address:
_______________________________________________	___________________________________________________

(c) To be completed ONLY if payment is to be made by wire transfer:

[ ]
Wire transfer of immediately available funds directed to the account maintained by _________________________________________________________,
at ______________________________________, ABA # __________________,
Account No. ____________________________.

ACKNOWLEDGMENT — THE RESCISSION CERTIFICATE IS NOT VALID UNLESS YOU SIGN BELOW
I/We acknowledge receipt of the Letter and understand that, after delivery to the Subscription Agent for Hancock Fabrics, Inc., I/we may not modify or revoke this Rescission Certificate. Under penalties of perjury, I/we certify that the information contained herein, including the social security number or taxpayer identification number given above, is correct.

The signature below must correspond with the name of the registered holder exactly as it appears on the books of the Company’s transfer agent without any alteration or change whatsoever.

Signature(s) of Registered Holder:	Date:
_______________________________________________	_________________________________________________

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information (please print). See the Instructions.

Name:	Capacity:	Soc. Sec. #/Tax ID #
________________________________________	____________________________	_____________________________________

Address:		Phone:
_______________________________________________		_____________________________________

GUARANTEE OF SIGNATURE(S)
All rescinding subscribers who specify special payment or delivery instructions must have their signatures guaranteed by an Eligible Institution, as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. See the Instructions.

Authorized Signature:		Name of Firm:
_______________________________________________		______________________________________

Name:	Title:	Soc. Sec. #/Tax ID #:
_______________________________________________	____________________________	______________________________________

Address:		Phone:
_______________________________________________		______________________________________

YOU MUST HAVE YOUR SIGNATURE GUARANTEED IF YOU WISH TO HAVE YOUR RECISSION PAYMENT DELIVERED TO AN ADDRESS OTHER THAN YOUR OWN OR TO A PERSON OTHER THAN YOURSELF.

Signature Guaranteed:

By: _________________________________________

Name of Bank or Firm:

BACKUP WITHHOLDING CERTIFICATIONS
TIN:
TAXPAYER I.D. NUMBER. The Taxpayer Identification Number shown above (TIN) is my correct taxpayer identification number.
[ ] BACKUP WITHHOLDING. I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] EXEMPT RECIPIENTS. I am an exempt recipient under the Internal Revenue Service Regulations.
[ ] NONRESIDENT ALIENS. I am not a United States person, or if I am an individual, I am neither a citizen nor a resident of the United States.
SIGNATURE: I certify under penalties of perjury the statements checked in this section.

Signature:	Date:

(See “Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the Hancock Fabrics, Inc. Prospectus dated June 19, 2008 for information concerning this certification and U.S. federal income tax withholding that may apply.)

FORM OF INSTRUCTIONS FOR USE OF HANCOCK FABRICS, INC.

RESCISSION CERTIFICATES

The following instructions relate to your right to rescind your subscription pursuant to the rights offering (the “Rights Offering”) by Hancock Fabrics, Inc., a Delaware corporation (the “Company”), to the holders of its common stock, par value $0.01 per share (“Common Stock”), as described in the Company’s prospectus dated June 19, 2008 (the “Prospectus”). You have subscribed to purchase the Company’s floating rate secured notes (“Notes”) and to receive the related warrants to purchase shares of the Company’s Common Stock (“Warrants”) in connection with the Rights Offering, and you have paid $1,000 in cash (the “Subscription Price”), to purchase one Note in the principal amount of $1,000 accompanied by a Warrant to purchase 400 shares of Common Stock for each Subscription Right (as described in the prospectus) owned by you. Contrary to the statement in the Prospectus that your subscription would be irrevocable, the Company is allowing you to elect to rescind your subscription by executing this Rescission Certificate and returning it to the Subscription Agent not later than 5:00 p.m., Eastern Time, on August 29, 2008 (the “Rescission Expiration Date”).

You should indicate your wishes with regard to the exercise of your right to rescind your subscription by completing the appropriate section on your Rescission Certificate and returning the Rescission Certificate to the Subscription Agent at the following address that appears below.

THE SUBSCRIPTION AGENT MUST RECEIVE YOUR RESCISSION CERTIFICATE ON OR BEFORE THE EXPIRATION DATE. ONCE A SUBSCRIBER HAS EXERCISED THE RIGHT TO RESCIND HIS SUBSCRIPTION, SUCH EXERCISE MAY NOT BE REVOKED.

1. RESCISSION OF SUBSCRIPTION. To exercise your right to rescind your subscription, properly complete and execute your Rescission Certificate and send it to the Subscription Agent. Delivery of the Rescission Certificate must be made by mail, by hand delivery or by overnight delivery. FACSIMILE DELIVERY OF THE SUBSCRIPTION CERTIFICATE WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE VALID DELIVERY. Banks, brokers, trusts, depositaries or other nominee holders who exercise the right to rescind a subscription on behalf of beneficial owners of Subscription Rights will be required to certify to the Subscription Agent and the Company on a Nominee Holder Certification Form as to the aggregate number of Subscription Rights that have been rescinded by each beneficial owner of Subscription Rights on whose behalf such nominee holder is acting. In the event such certification is not delivered in respect of a Rescission Certificate, the Subscription Agent shall for all purposes be entitled to assume that such certificate is exercised on behalf of a single beneficial owner.
CONTACTING THE SUBSCRIPTION AGENT. The address, telephone and facsimile numbers of the Subscription Agent, Wunderlich Securities, Inc. are as follows:

If by Hand Delivery, Overnight Delivery,
First Class Mail or Registered Mail:

Wunderlich Securities, Inc.
6000 Poplar Avenue, Suite 210
Memphis, TN 38119
Attention: Jim Harwood
Telephone: (901) 251-2233
Facsimile: (901) 251-1349
NO PARTIAL RESCISSION. You are permitted to rescind your subscription in whole or not at all.

2. DELIVERY OF PAYMENT TO YOU.  As soon as practicable after the Expiration Date (anticipated to be not later than September 5, 2008), the subscription Agent will mail (or wire transfer, if you so instruct the Subscription Agent in your Rescission Certificate) to each rescinding subscriber his Subscription Price (without interest or deduction, except for interest from the date of issuance of the Notes until the date of repayment) to the address shown on the face of your Rescission Certificate unless you provide instructions to the contrary on your Rescission Certificate.
3. TRANSFER OF NOTES AND WARRANTS, ETC. If the Notes and Warrants have been issued to you or your nominee before the repayment to you of your Subscription Price, you will be paid an amount equal to the Subscription Price plus interest from the date of issuance of the Notes until the date of repayment.  Your signature on the Rescission Certificate evidences your authorization for the trustee and the transfer agent for the Notes and the Warrants to transfer those standing in your name or the name of your nominee to the backstop purchaser furnishing the funds for the payment to you, in accordance with instructions from the Company.
4. EXECUTION.
(a) EXECUTION BY REGISTERED HOLDER. The signature on the Rescission Certificate must correspond with the name of the registered holder exactly as it appears on the face of your original Subscription Certificate without any alteration or change whatsoever. Persons who sign the Rescission Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority so to act.
(b) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the Rescission Certificate is executed by a person other than the holder named on the face of the original Subscription Certificate, prior evidence of authority of the person executing the Rescission Certificate must accompany the name unless the Subscription Agent, in its discretion, dispenses with proof of authority.
(c) SIGNATURE GUARANTEES. Your signature must be guaranteed by an Eligible Guarantor Institution if you specify special issuance or delivery instructions.
5. METHOD OF DELIVERY. The method of delivery of Rescission Certificate to the Subscription Agent will be at the election and risk of the subscriber. If sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to the Expiration Date.